Exhibit 10.14

ASSIGNMENT AND ASSUMPTION OF MA PROPERTY NOTE

Maker of Note:	O’DONNELL ACQUISITIONS, LLC 3 San Joaquin Plaza Newport Beach, California 92660

Assignee:	OD FDX Massachusetts, LLC 3 San Joaquin Plaza Newport Beach, California 92660

Note:

Date:	November 21, 2011
Original Amount:	$100,100
Holder:	JDO Family Limited Partnership

For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Maker of the Note, a copy which is attached hereto as Exhibit A, transfers and assigns the Note to Assignee and Assignee hereby assumes Maker’s obligations under the Note from the date hereof. Pursuant to the terms of the Note, Maker shall be released from its obligations under this Note for the Loan Amount and all interest accrued from the date hereof. Maker shall remain obligated to pay all accrued and unpaid interest through 12:01 a.m. on the date hereof. This assignment is made WITHOUT RECOURSE OR WARRANTY, EXPRESS OR IMPLIED.

Executed this 23rd day of February, 2012.

O’DONNELL ACQUISITIONS, LLC

By:	/s/ Douglas D. O’Donnell

Name:	Douglas D. O’Donnell

Title:

OD FDX MASSACHUSETTS, LLC

By:	/s/ Douglas D. O’Donnell

Name:	Douglas D. O’Donnell

Title:

JDO FAMILY LIMITED PARTNERSHIP

By:	/s/ Douglas D. O’Donnell

Name:	Douglas D. O’Donnell

Title: